Exhibit 23.2
                                                                    ------------





                                                      Derrick Strickland, P.Geo.
                                                      2-236 West 12th Ave.
                                                      Vancouver, B.C.
                                                      604-773-0922
                                                      kimberlite@ telus.net




Dated:  15 November, 2003


Andrea Reid,
Stellar Resources Ltd.,
Suite 1, 6075 South Eastern Avenue,
Las Vegas, NV
89119


Re: Report on 197 Units (4,925 hectares) in the Fort St. John, British Columbia.

I, Derrick Strickland, P. Geo. Geologist, B.Sc. MBA authorized and recommended the Three Phase report of 197 Claim Units owned by Diamant Resources Ltd. located in the Fort St. John area of British Columbia, Canada, more particularly known as the "Beatton Claim Group and the Alces Claim Group".

I give consent to being a named expert in the registration statement of Stellar Resources Ltd. and agree to the filing of this consent us an exhibit, with the attached Assessment Report dated October 2002 as "Schedule A".

Sincerely,


/s/ Derrick Strickland


Derrick Strickland, P. Geo.
Geologist, B.SC. MBA.




                                             (SEAL)
                                          PROFESSIONAL
                                            PROVINCE
                                               OF
                                        D.A. STRICKLAND
                                             #27879
                                        BRITISH COLUMBIA
                                          GEOSCIENTIST

                                   Schedule A
                                   ----------






                            ASSESSMENT REPORT ON THE
                  ALCES, BEATTON, BC & DC, PJ, AND STACK CLAIMS



                               Report Prepared for
                              DIAMANT RESOERCES LTD
                                123-280 NELSON ST
                                 Vancouver, B.C.
                                     V6B2E2
















                     NTS 94/Al, 94/A4, 94/A7, 94/A8, 94/A16
                              Liard Mining Division
                                Latitude 56 24 N
                               Longitude 120 41 W
                         UTM Zone 10: 673000E; 6253000N








                                       By


                            Derrick Strickland, B.Sc.
                            208-17117 Charles Street
                                 Vancouver, B.C.
                                     V5N 2T7

                                TABLE OF CONTENTS
                                -----------------



INTRODUCTION ................................................................1

   LOCATION .................................................................1
   ACCESS ...................................................................1
   PHYSIOGRAPHY .............................................................1

CLAIM STATUS ................................................................4

REGIONAL GEOLOGY ............................................................5

   BASEMENT STRUCTURES ......................................................5
   PROPERTY GEOLOGY .........................................................6

PREVIOUS WORK ..............................................................10

SUMMARY OF WORK PERFORMED AND RESULTS ......................................11

   HEAVY MINERAL SAMPLING ..................................................11
   HEAVY MINERAL SAMPLING PROCEDURE ........................................11
   HEAVY MINERAL RESULTS ...................................................12
   SAMPLE 119007 ...........................................................12
   SAMPLE 119008 ...........................................................13
   SAMPLE 119009 ...........................................................13
   SAMPLE 119010 ...........................................................13
   SAMPLE 119014 ...........................................................13
   SAMPLE 119018 ...........................................................14
   SAMPLE 119032 ...........................................................14
   SAMPLE 119033 ...........................................................14
   SAMPLE 119034............................................................14

CONCLUSIONS AND RECOMMENDATIONS ............................................16

   CONCLUSIONS .............................................................16

BIBLIOGRAPHY ...............................................................19

GLOSSARY ...................................................................21

                           LIST OF FIGURES AND TABLES
                           --------------------------


FIGURE 1        REGIONAL PROPERTY MAP .......................................2
FIGURE 2        PROPERTY LOCATION MAP .......................................3
FIGURE 3        BASEMENT STRUCTURE MAP ......................................7
FIGURE 4        REGIONAL GEOLOGY MAP ........................................8
FIGURE 5        SRC REDUCTION PROCESS ......................................15




                               LIST OF APPENDICES
                               ------------------


APPENDIX A      SAMPLE LOCATION MAP
APPENDIX B      SAMPLE DESCRIPTION TABLE
APPENDIX C      SAMPLE RESULTS MAP
APPENDIX D      SIMPLE RESULTS TABLE
APPENDIX E      STATEMENT OF EXPENDITURE

















                             Metric Conversion Table
                             -----------------------


                   1 foot (ft)          =         0.3848 meters (m)
                   1 inch (i.)          =       2.54 centimeters (cm)
                1 kilometer (k)         =         0.26137 miles (mi)

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                  INTRODUCTION
                                  ------------


Location
--------

Diamant Resources Limited land holdings are located in northeastern British Columbia (Figure 1) in the Peace River Lowlands, the aggregate center is 25 kilometers northeast of Fort Saint John (Figure 2.) The claim group consists of Alces, Beatton, BC & DC. PJ, and Stack claims.


Access
------

Provincial Highway 97 (the Alaska Highway) is the main roadway through the region. Many other secondary highways and roads service the Peace River area. This program utilized oil and gas service roads, seismic cut lines, and jet boat for access.


Physiography
------------

The Peace River area in northeastern British Columbia is an agricultural region consisting primarily of farming and rangeland. In addition to agriculture, the Peace River Region is one of British Colombia's premier gas producing regions.


The forest cover is dominantly spruce, pine and poplar. Spruce forests dominate the Muskeg rich regions in the north. The climate is temperate continental with moderate precipitation, warm summers and cold winters. The region's population is situated primarily in the Peace River valley (Fort St. John and Dawson Creek.)


The topography on the claims is gently sloping terrain, generally descending southward towards the Peace River. The elevation of the peneplain is 730 metres ASL. The Peace River Lowlands are transected by the deeply incised channels of Alces River. Flatrock Creek and Zhoda Creek to an elevation of about 500 metres ASL.

                                      [MAP]



Juneau                                                          N
   []                                                        W  +   E
                                                                S


ALASKA


                                                               ALBERTA


                                                    Peace
                                                    River
                            BRITISH
                            COLUMBIA
                                                         []
                                                        Fort
                                                      St. John
                                                                   []
                                                                Grande
                                                                Praire

                                                  []
                                                Prince
                                                George






                                                            []
                                                        Kamloops
                                                                          []
                                          []                           Vernon
                                       Campbell
                                        River

                                                       []
                                                   Vancouver

                                                           [] Bellingham


                                            VICTORIA []
                                                                        U.S.A.
--------------------------------------------------------------------------------
                                                       DIAMANT RESOURCES LIMITED

                                                        Date: 13/9/2002
                                                        Author:
                                 0    125    250        Derrick Strickland
                                 ===============              PROPERTY
                                   kilometers               LOCATION MAP
                                                        Office:
                                                        Drawing:
                                                        Scale:  As shown

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                  CLAIM STATUS
                                  ------------

Diamant Resources Limited are the registered owner of the following claims.

                                                  Map
          Claim Name        Status    Number     Number         Units
          ----------        ------    ------     ------         -----

          BEATTON-1    Good Standing 2003.07.24  388647  094A047  20

          BEATTON-2    Good Standing 2003.07.24  388648  094A047  16

          BEATTON-3    Good Standing 2003.07.25  388649  094A047  20

          BEATTON-4    Good Standing 2003.07.25  388650  094A047  16

          ALCES-1      Good Standing 2003.07.26  388651  094A029  20

          ALCES-2      Good Standing 2003.07.26  388652  094A029  20

          ALCES-3      Good Standing 2003.07.26  388653  094A029  20

          ALCES-4      Good Standing 2003.07.26  388654  094A029  20

          ALCES-5      Good Standing 2003.07.27  388655  094A029  20

          ALCES-6      Good Standing 2003.07.27  388656  094A029  20

          ALCES-7      Good Standing 2003.07.27  388658  094A030   1

          ALCES-8      Good Standing 2003.07.27  388659  094A030   1

          ALCES-9      Good Standing 2003.07.27  388660  094A030   1

          ALCES-10     Good Standing 2003.07.27  388661  094A030   1

          ALCES-11     Good Standing 2003.07.27  388662  094A030   1

          BC           Good Standing 2003.07.31  388769  094A023  20

          DC           Good Standing 2003.08.01  388770  094A023  20

          P.J.-1       Good Standing 2003.07.29  388771  094A089  15

          P.J.-1       Good Standing 2003.07.29  388772  094A089  20

          STACK-1      Good Standing 2003.07.30  388773  094A049  20


The various claim groups held by Diamant Resources comprise 292 units for a total of 7300 ha. The claims are located on NTS map sheet 944 in the Liard Mining Division of British Columbia, Canada.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                REGIONAL GEOLOGY
                                ----------------


The regional geology of northeastern BC consists of crystalline basements rocks overlain by marine elastic sediments of the Western Canada Sedimentary Basin. The basement rocks are not exposed on the claim group but have been intersected by several oil and gas exploration wells in the area. The geology and structure of the basement rocks has been interpreted through a combination of petrology and radiometric studies coupled with geophysical data.


The area is underlain by a stable Archean basement domain called the Nova Terrain. This terrain is bounded to the north by the Great Slave Lake shear zone (GSLS zone), a 1.9Ga northeast trending structure that extends from the southeast margin of the Slave craton in NWT southwest through northern Alberta and northeastern British Columbia (120 degrees W 57 degrees N) to the Rocky Mountain Trench. Geochronology of the gneisssic basement rocks of the Nova Terrain has returned Proterozoic and Archean ages consistent with rocks of the Slave Craton (Velleneuve et al., 1993.) This along with other similar attributes shared by the Nova Terrain and the Slave craton have led to a possible interpretation that the Nova may be a dextrally displaced faulted remnant of the Slave craton. Alternatively, this region of crust may be related to Archean crust underlying the Ksituan High, which is a magmatic belt located east of the Nova Domain (Villeneuve et al., 1993.) If the Nova Domain is Slave craton equivalent, then it presents an attractive exploration turner for diamonds in northeastern British Columbia (Figure 3.)


Basement Structures
-------------------


The Peace River Arch is a northeast trending basement structure that controlled the deposition of Palaeozoic sediments. It was an anomalously positive tectonic element (arch) during the Devonian and possibly early Palaeozoic. By the Carboniferous period and later, the Peace River Arch had become a site of subsidence and excess sedimentation (Ellis et al., 1986). The axis of the Peace River Arch treads roughly east-west, crossing into northeastern B.C. at about 120 degrees W, 56 degrees N, and extends west-southwestward. The Peace River Arch is a long-lived, large-scale structure of a type that could be influential in localizing kimberlite diatremes.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



The Buffalo Head craton kimberlites in Alberta are interpreted to occur along the crest of the Peace River Arch. Around the Fort St. John area in northeastern British Columbia, the Peace River Arch is cut by significant northwest trending cross structures that extend into the basement. These intersecting structures thus provide potential sites for kimberlite emplacement.


Property Geology
----------------


The claim groups are located in the Western Canada Sedimentary Basin with local bedrock geology composed of Upper Cretaceous Kaskapau and Dunvegan formations and Lower Cretaceous Upper Shale (Figure 4). The Kaskapau formation consists of shale, silty shale with minor amounts of sandstone, siltstone, and ironstone. The Dunvegan formation is a fine to medium grain grey sandstone that is evenly bedded and interbedded with grey to dark grey siltstone and carbonaceous shale. Also present are some ironstone bands and thin coal seams. The Upper Shale consists of grey shale and silty shale with taper amounts of sandstone. siltstone, thin bands of ironstone, and scattered concretions of ironstone.

                                      [MAP]



        NAHANNI TERRANE
        age unknown

        FORT SIMPSON HIGH

        HOTTAH TERRANE

        NOVA DOMAIN                                             UB

        KISKATINAW LOW
                                                        BH
        KSITUAN HIGH

        CHINCHAGA LOW

        BUFFALO HEAD TERRANE

        WABAMUN HIGH

------ liimit of public domain
        aeromagnetic data

        Cordleran deformation
        front

        Elk Point zero edge

Figure 3. Tectonic domains in the basement of northwestern Alberta and northeastern British Columbia based on aeromagnetic anomaly data and U-Pb geochronology (Ross, 1990)


                                                DIAMANT RESOURCES LTD.

                                       Basement Tectonics Domains Northeast B.C.
                                                and Northwest Alberta.

                                          From Ross (1990)        Figure 3

                                      [MAP]



                                                    PJ 1&2   []


                                                                N
                                                             W  +   E
      Wonowon                                                   S





                               o Murdale
                                                o Rose Prairie


                                                                STACK
                                    o Montney                     []

                                        North Pine o

                                      BEATTON []


                                                        o Cecil Lake

        BC & DC
                []
                []          o Bear Flat         o Charlie Lake


                                        [] Fort St. John
                                                          o Taylor
                                                                    ALCES []

     o Farrell Creek                                         Peace River

--------------------------
[ ] KASKAPAN FORMATION
[ ] DUNVEGAN FORMATION
[ ] UPPER SHALE FORMATION
--------------------------

DIAMANT RESOURCES LIMITED
==========================

    REGIONAL GEOLOGY
Date:  13/9/2002
Author:
Derrick Strickland
Office:
Drawing:
Scale: as shown Projection:  UTM Zone 10 (NAD 83)

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



MINERAL OCCURRENCES
-------------------


The British Columbia MINFILE database records nine mineral occurrences on NTS map sheet 94A of mainly industrial minerals. Bentonite occurrences are known from drill core data in the Fort St. John Group. Bentonite is a clay mineral that typically forms from weathered volcanic rock or ash, indicating local volcanic activity during the Cretaceous time period.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                  PREVIOUS WORK
                                  -------------


Assessment reports by Stapleton (1977 a,b; 1998 a,b) outline the exploration efforts of TUL Petroleum Ltd. in the Peace River region of northeastern BC. Prospecting along the Reunion River in 1996, northeast of Fort St. John, revealed garnet bearing beach sands downstream from Indian Creek (at UTM
642990E, 6252060N) (Stapleton, 1998a). The Lucky Jim property was staked surrounding this showing and the area upstream in hopes of locating a source. The heavy mineral fractions of the beach sands were examined by microscope and electron microprobe confirming the presence of diamond indicator minerals, including G9 garnet. It was proposed that a possible kimberlitic source lay west of the Beatton River and north of Indian Creek. A widely spaced airborne survey was flown over the target area, and resulted in a magnetic anomaly being identified in a topographic depression (Stapleton 1997a), (Gal 2001).


TUL staked a second property (Moose Creek) along the Alces River located east of Fort St. John. Diamond indicator minerals including G9 garnet and clinopyroxene (Chrome-diopside) were recovered from a gravel pit located along the Alces River (Stapleton, 1997b.) Volcanic boulders were also recovered and petrographically identified as altered lamprophyre. An airborne magnetic survey was flown over the area (Stapleton, 1997b) that identified magnetic highs or anomalies and lineaments that warrant further investigation.


Another assessment report does not deal with kimberlite exploration, but is interesting nonetheless. Sevensma (1970) mentions an occurrence of limonitic soils and clays, and massive sulphide pebbles (later identified as concretions from Cretaceous mudstones), about 1/2 mile from the east bank of the Doig River. A soil sample with anomalously high amounts of Ag had been collected, which would suggest hydrothermal activity, and possibly volcanism or plutonism. A follow-up soil survey outlined weakly anomalous amounts of Ag that was attributed possibly to a white volcanic ash observed in the area. Sevensma
(1970) made a possible correlation of the ash with reports of Cretaceous volcanics cored in an oil exploration well drilled to the northeast near the trace of the Great Slave Lake shear zone.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                      SUMMARY OF WORK PERFORMED AND RESULTS
                      -------------------------------------


Heavy Mineral Sampling
----------------------


During the summer of 2002, twenty-nine samples were collected on the various claims groups described in appendix A. The samples consisted of twenty stream sediment, five glaciofluvial (gravel pit), and four glacial till samples (Appendix B.) The primary objective of the heavy mineral sampling program was to repeat the results of TUL Petroleum and to generate possible new kimberlitic indicator mineral anomalies.


Stream and glaciofluvial samples were sieved at +3.5 mm with the coarse material being discarded and the -3.5 mm saved for processing. The reason for sieving samples is to increase the weight of the heavy mineral concentrate thus increasing the likelihood of recovering kimberlitic indicator minerals. Stream samples are the preferred medium on a reconnaissance scale as it theoretically contains source material from a large geographical area.


Heavy Mineral Sampling Procedure
--------------------------------


The heavy mineral sampling procedure was to obtain material from streams, glaciofluvial, and till. While at site the coarse materials (consisting of pebbles, stones and cobbles) were removed by sieving at or near the sample site and a rough pebble count was taken. The resulting samples. weighing 20 to 25 kilograms, were then shipped to the Saskatchewan Research Council (SRC) of Saskatoon.


Once the samples were received by the SRC they underwent a reduction process (Figure 5) as outlined below:


     o The process consisted of sizing the original 25 kg material by sieving (1.0 to +0.25 mm)
     o    The resulting material was sent to a shaker table
     o    The  heavies  were  then  passed  through  a High  Intensity  Magnetic
          Separator
     o The Magnetic portion was immersed in a heavy liquid (specific gravity of 3.1)
     o Any mineral with a specific gravitv greater than 3.1 underwent Frantz Magnetic Separation @ 0.34 Amps
     o    The  resulting  proportions  being Frantz  Uppers 1 and Frantz Lower 1
          (LW1)
     o The Frantz Uppers 1 were further processed using Frantz Magnetic Separation @ 0.19 amps, resulting in Frantz Lower 2 (LW2)

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



Once the samples were reduced to approximately 160 grams in size the LW1(1) and LW2(2) fractions were shipped back to Vancouver where the author then examined each sample under a binocular microscope and the kimberlitic indicator minerals were isolated. These indicator grains were counted, examined for surface abrasions that may be indicative of transportation distance, and saved for additional testing if warranted.


Anomalous kimberlitic indicator concentrations were classified and these, together with the abrasion characteristics of the indicator minerals found, and the local ice-flow direction, are used to trace potential kimberlite sources.


Heavy Mineral Results
---------------------


Twenty-nine samples were collected in the area of the claim groups, nineteen of which are pending results. Of the ten observed for kimberlitic indicator minerals, eight returned indicator grains (Appendix C).


The minerals useful as indicators for kimberlites and, to a certain extent, in the evaluation of the diamond potential of a kimberlite include peridotitic-pyrope, eclogitic pyrope, chrome-diopside, picro-ilmenite, chromite, and olivine. The preceding are the most commonly used kimberlite indicator minerals, although in rare cases, diamond is abundant enough to be its own indicator. These minerals survive glacial transport, are far more abundant in kimberlite than diamond, and are visually and chemically distinct.


The following are descriptions of the samples observed for kimberlitic indicator minerals:


Sample 119007
-------------

This stream sample is from the Alces property and was taken in the Zhoda Creek gully, 75m upstream from the Alces river junction. The grains recovered from this sample included two picro-ilmenite, one chromite, and 13-chrome diopside.


--------------------
1 Minerals of interest in this fraction are, Peridotitic Pyrope, Eclogitic Pyrope, Chrome rich Diopside, and Olivine
2 Minerals of interest in this fraciton are Picro-ilmenite and Magnesium rich Chromite

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



Of particular interest are the two picro-ilmenites, they appear to have traveled a relativelv small distance. The evidence for this is that the alteration rim around the grains appears to have a primarily "orange peel like" texture, which is typical on many grains derived from kimberlite. This particular texture is usually removed within a short distance during glacial transport, particularly on Picro-ilmenite.


Sample 119008
-------------


This stream sample was taken from the Alces River in the Alces claims. The grains recovered include six chromites and three chrome diopsides. This sample produced two grains of free gold as well.


Sample 119009
-------------


This is a stream sample taken from the west side of the Alces River on the Alces claims. The kimberlitic indicator grains recovered includes three peridotitic pyropes, four chrome diopsides, and one picro-ilmenite. This sample is of interest because it is the only sample to date yielding peridotitic pyrope.


Sample 119010
-------------


This is a stream sample taken on the Beatton claim block. This sample was observed for kimberlitic indicators but none were recovered.


Sample 119014
-------------


This is a stream sample taken from the Beatton River, upstream of the Doig River, on the Beatton claim block. One chromite kimberlitic indicator mineral was recovered.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



Sample 119016
-------------


This stream sample is taken from the Indian River on the Beatton claim block. The sample yielded one chrome diopside and three chromites.


One of the chromite grains appears to have its primary "kimberlitic" surface still evident. This is an indication the grain has traveled a relatively short distance from its source.


Sample 119018
-------------


This is a stream sample taken from the east side of the Beatton River on the Beatton claim block. The indicator grains recovered include two-chrome diopside, one chromite, two picro-ilmenites and one olivine. The olivine grain was included as a positive because there is no known surface exposure in the area where the grain could have been derived from.


Sample 119032
-------------


This sample was taken from Cache Creek, 150 meters upstream from the Peace River Junction. The sample yielded three chrome diopsides and three chromites.


Sample 119033
-------------


This sample is a glaciofluvial (gravel pit) sample from the Alces claim block. It was taken to reproduce the original results obtained by TUL Petroleum Ltd. on their Lucky Jim gravel pit claim. Upon observation, the heavy mineral concentrate yielded 23 chrome diopsides, one chromite, and one picro-ilmenite. During the observation of the sample it was noted that one ortho-pyroxene appears to have a primary kimberlitic texture, this grain requires further study to determine its genesis.


Sample 119034
-------------


This is a glacial till sample taken in the vicinity of a known magnetic anomaly on the Stack claim. At the time of taking, the glacial history of the area was poorly understood. Hence, the sample may not represent the down ice direction from the magnetic anomaly. The sample yielded no kimberlitic indicator minerals.

                 Kimberlite Indicator Minerals - Till                   Figure 5
                 Saskatchewan Research Council Reduction Process

                ------------------
               |   Field Sample   |
               |    (Weigh Swt)   |
                ------------------                     ------------------------
                         |   Deslime, Wet Screen      | Screening Efficiencies |
                         |  +/- 1.00mm, 0.25mm------> | determined and recorded|
       ------------------|------------------           ------------------------
      |                  |                  |
      v                  v                  v
 ------------      -------------      ------------
|   +1.0mm   |    |1.0mm+0.25mm |    |   -0.25mm  |
|   (Save)   |    | (Weith Mwt) |    |   (Save)   |
 ------------      -------------      ------------     ------------------------
                         |  Shaker Table ------------>| Shake Table Standard   |
                 -----------------                    | (pyropes, Cr-diopsides)|
                |                 |                   | recoveries recorded.   |
                v                 v                    ------------------------
           -----------       -----------
          |  Heavies  |     |   Lights  |
          |           |     |   (Save)  |
           -----------       -----------               ------------------------
                | Dry weigh High Intensity            | Permroll Standard      |
                | Magnetic Separation --------------->| (pyropes, Cr-diopsides)|
        -------------------                           | recoveries recorded.   |
        |                  |                           ------------------------
        v                  v  Remove Ferromags
   -----------        -----------        -----------
  |  Nonmags  |      |    Mags   |----->| Ferromags |
  |  (Save)   |      |           |      |   (Saved) |
   -----------        -----------        -----------
                            |  Magstream @
                            |  +/- SG 3.1 -----------> ------------------------
                  ---------------------               | Magstream Standard     |
                 |                     |              | (pyropes, Cr-diopsides)|
                 v                     v              | recoveries recorded.   |
          ---------------       ---------------        ------------------------
         |   SG < 3.1    |     |               |
         |    (Save)     |     |    SB > 3.1   |
          ---------------       ---------------        ------------------------
    Frantz Magnetic Separation         |              | Frantz Standard
       @ 0.34 amps---------------------|------------->| (Picroilmenites)
                                       |              | recoveries recorded.
                                       |               ------------------------
                       ---------------------------------
                      |                                 |
                      v                                 v
           -------------------               -------------------
          |  Frantz Uppers 1  |             |   Frantz Lowers 1 |
          |    (Weigh Up1)    |             |    (Weigh Lw1)    |
           -------------------               -------------------
                   | Frantz Magnetic                     |
                   | Separation @0.19 amps               | Microscopy
         --------------------------                      |
        |                          |                     |
        v                          v                     v
 ---------------             ---------------      ---------------
|Frantz Uppers 2|           |Frantz Lowers 2|    |   Pyropes     |
|   (Save)      |           |               |    |   Cr Diopsides|
 ---------------             ---------------     |   Eclogites   |
                                    | Microscopy |   Olivines    |
                                    v             ---------------
                             ---------------             |
                            |   Chromites   |            |
                            | Picroilmenites|            |
                             ---------------             |
                                    |                    |
                                     --------------------
                                                   |
                                                   v
                                              -----------
                                             |  Report   |
                                              -----------

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                         CONCLUSIONS AND RECOMMENDATIONS
                         -------------------------------


Conclusions
-----------


The initial results indicate this area of northern British Columbia has a high potential to host a kimberlitic body or bodies. In an effort to unearth the kimberlitic bodies in the area, a further heavy mineral sampling program must be undertaken. The program should consist of taking at least 200 stream and till samples, regional geology, prospecting, and ice direction studies.


Based on the work by TUL Petroleum Ltd., Diamant staked these claims with the focus of discovering kimberlite resources. Diamant's initial program had two purposes, to duplicate anomalous results obtained by TUL Petroleum Ltd. and to delineate a possible source direction for the anomalous kimberlitic indicator materials. Of the twenty-nine samples collected, ten were observed and eight proved in be anomalous with sample 119033 confirming TUL Petroleum's initial work. Currently, nineteen samples are pending observation for kimberlitic indicator minerals.


The company's claim groups have yielded kimberlitic indicators such as peridontitic pyrope, picro-ilmenite, chrormite, chrome diopside, and olivine. The combination of these indicator minerals and their abundances indicate a kimberlitic source, or sources may, be proximal to the sample locations. The recovery of a full suite of kimberlite indictor minerals indicates this area has a high potential to host kimberlite intrusions. It is recommended the following work be conducted in order to delineate and identify the potential source or sources.


Recommendations are as follows:


     o Further sampling is required to delineate and identify the source of the kimberlitic indicators.


     o Follow up sampling should focus on initial anomalies and should encompass at least 100 samples on a regional and property specific scale.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



     o Further stream sediment and glacial till samples must be taken on the regional basis to gain insight of possible indicator distribution and to determine if the results are indicative of the area or it they are anomalous. In addition, further sampling will allow us to develop an understanding of the magnitude of property scale anomalies.


     o Conduct indicator studies and grain morphology studies on anomalous samples to understand the nature of the kimberlite itself and its proximity to sample location.


     o Concurrent with the required sampling and ground observations will be the recording of glacial ice movement directions and the prospecting for kimberlitic float materials. Prospecting for, and properly identifying kimberlitic float has accelerated many recent discoveries in other areas of Canada.


     o Further ground acquisition must be considered as mineral dispersion trains are developed and possible source areas are identified.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



CERTIFICATE of qualifications - DERRICK STRICKLAND


     1. I, Derrick Strickland, of 208-1701 Charles Street, Vancouver, British Columbia hereby certify:


     2. I am a graduate of Concordia University and hold a B.Sc. degree in Geology (1993).


     3. I have been employed in the mineral exploration industry since 1986 and have practiced my profession since graduation.


     4. I have worked extensively in diamond exploration for seven years. I worked on programs in Quebec, Ontario, Alberta, North West Territories, British Columbia, Australia, Finland, United States, and Mauritania.


     5. I have trained numerous numeral pickers to Find Kimberlitic indicators in exploration samples.






Dated at Vancouver, British Columbia, this 16th day of October, 2002





/s/ Derrick Strickland
------------------------
Derrick Strickland B.Sc.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                  BIBLIOGRAPHY
                                  ------------

British Columbia Ministry of Energy and Mines Map Place web site. Link from www.bc.gov.ca.

Burwash,  R.A.,  McGregor,  C.R. and Wilson, J.A. (1994).  Precambrian  Basement
Beneath the Western Canada Sedimentary Basin. in Mossop, G.D. and Shetsen, I. (eds.). Geological Atlas of the Western Canada Sedimentary Basin. CSPG - Alberta Research Council.

Dufresne, M.B., Eccles, D.R., McKinstry, B., Schmitt, D.R., Fenton, M.M., Pawlowicz, J.G. and Edwards, W.A.D. (1996). The Diamond Potential of Alberta. Alberta Energy - Alberta Geological Survey Bulletin No. 63.

Ellis, R.M., Hamel, Z. and Stephenson, R. (1986) PRASE 1985: Crystal Seismic Refraction Profiles in the Peace River Arch Region of northwestern Alberta and northeastern B.C. GSC Open File 1317.

Fipke. C.E. (1993). Significance of chromite, ilmenite, G5 Mg-almandine garnet, zircon and tourmaline in heavy mineral detection of diamond bearing lamproite. in Program with Abstracts. GAC-MAC Edmonton 1993.

Fipke, C.E., Gurnery, J.J., Moore, R.O. (1995): Diamond Exploration Techniques Emphasizing Indicator Mineral Geochemistry and Canadian Examples, GSC Bulletin 423, 1995.

Fipke, C.E. (1990): The Development of Advanced Technology to Distinguish Between Diamondiferous and Barren Diatremes, GSC Open File 2124, Part I, 1990a.

Gal, L (2001): Diamonds in Northeastern British Columbia, Broadbase Holdings Limited internal report.

Hitchon, B., Bachu. S. and Underschultz, J.R. (1990). Regional Subsurface Hydrogeology, Peace River Arch area, Alberta and British Columbia. Bulletin of Canadian Petroleum Geology. V.38a, p.196.

Hoffman, P.F. (1987). Continental Transform Tectonics - Great Slave Lake Shear Zone (ca. 1.9 Ga), northwest Canada. Geology v.15, n.9, p. 783-886.

Kilby, W.E. (1985). Tonstein and Bentonite Correlation in Northeast British Columbia. In Geological Fieldwork 1984. BCMEMPR Paper 85-1.

LeCheminant,  A.N., Richardson.  D.G., DiLabio, R.N.W. and Richardson, K.A. eds.
(1996). Searching for Diamonds in Canada. GSC Open File 3228.

Leckie, D.A., Kjarsgaard, B. et al. (1997). Geology of a Late Cretaceous possible kimberlite at Mountain Lake, Alberta. GSC Open File 3441.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



References, cont.
-----------------


Matthews, W.H. (1980). Retreat of the Last Ice Sheets to northeastern B.C. and adjacent Alberta. GSC Bulletin 331.

Mitchell, R.H. (1991). Kimberlites and Lamproites: Primary Sources of Diamond. Geoscience Canada v.18, n.1, p.1-15

Ross,  G.M.  (1990).  Deep Crust and Basement  Structure of the Peace River Arch
Region: Constraints on Mechanisms of Formation. Bulletin of Canadian Petroleum Geology. V.38a, p.25.

Ross, G.M., Parrish, R.R., Villeneuve. M.E. and Bowring, S.A. (1991). Geophysics and Geochronology of the Basement of the Alberta Basin, western Canada:

Ross. G.M., Milkereit, B., Eaton, D., White, D., Kanasewich, E.R. and Burianyk, M.J.A. (1995). Paleoproterozoic Collisional Orogen beneath the western Canada Sedimentary Basin imaged by Lithoprobe Crustal seismic data. Geology v.23, n. 3, p.195-200.

Seemann, D.A. (1990). Bouger Anomaly Field, Northeastern British Columbia. GSC Open File 2269.

Sevensma, P.H. (1970). Report on RB Group. B.C. Assessment Report #2,910.

Stapleton, M.J. (1997a). Lucky Jim and Neighbouring Claims. B.C. Assessment Report #25,131.

Stapleton, M.J. (1997b). Moose Creek and Neighbouring Claims. B.C. Assessment Report #25,081.

Stapleton, M.J. (1998a). Lucky Jim and Neighbouring Claims. B.C. Assessment Report #25,648.

Stapleton, M.J. (1998b). Moose Creek and Neighbouring Claims. B.C. Assessment Report #25,541.

Thompson, R.I. (1977). Geology of the Beatton River, Fontas River and Petitot River map areas, northeastern British Columbia. GSC Paper 1975-11.

Thompson, R.I. (1989). Stratigraphy, Tectonic Evolution and Structural Analysis of the Halfway River map area (94B), Northern Rocky Mountains, B.C. GSC Memoir 425.

Villeneuve,  M.E., Ross, G.M.,  Theriault,  R.J.,  Miles, W., Parrish,  R.R. and
Broome,  J.  (1993).   Tectonic   Subdivision  and  U-Pb  Geochronology  of  the
Crystalline Basement of the Alberta Basin, Western Canada. GSC Bulletin 447.

Diamant Resources Ltd.                                         Assessment Report
October 2002                               Alces, Beatton, BC & DC, PJ and Stack
--------------------------------------------------------------------------------



                                    GLOSSARY
                                    --------


Several minerals are useful indicators for kimnberlites and, to a certain extent, in the evaluation of the diamond potential of a kimberlite. These minerals survive glacial transport, are far more abundant in kimberlite than diamond, and are visually and chemically distinct. Chrome-pyrope, eclogitic garnet, chrome-diopside, magnesium-illmenite, chrome-spinel, and olivine are the most commonly used kimberlite indicator minerals, although in rare cases, diamond is abundant enough to be its own indicator.




E-Pyrope is an Eclogitic Garnet. E-Pyropes are calcium and chrome bearing garnets that are typically yellow in colour.


P-Pyrope is a Peridotitic Garnet. P-Pyropes are chrome-rich pyropes that are typical distinctive from other garnets. P-Pyropes have a distinctive purplish colour. This group of pyropes is where Giurneys G9 and G10's occur.


Cr. Diopside is a chrome rich diopside that may be derived from a kimbelite.


Picro-ilmenite is a magnesium-rich ilmenite typically found in kimberlites and represents one of the most important diamond indicator minerals.


Chromite is a magnesium-rich chromite and is an important accessory mineral in mantle-derived ultramafic rocks and kimberlite magmas.


Olivine is a magnesium-rich olivine. There are numerous types of olivine, from iron to magnesium rich. The one of particular interest is the magnesium-rich olivine, which includes olivines found in peridontic xenoliths and kimberlite magmas.

                                   APPENDIX A




                               SAMPLE LOCATION MAP

                                      [MAP]


                                                PJ 1&2  []
                                                119030^
                                                119029^

0     10     20
===============
  kilometers

                                                119028^  ^119027

                                                                N
                                                             W  +   E
                                                                S



                                        119031^



                                                                STACK
                                                                  [^]119034

                        ^119026                     BEATTON
                                                       []
                                                119014 ^  ^119015
                                                119009 ^  ^119016
                                                119010 ^  ^119017
                                                119018 ^
                                                          ^119019
                                                119020 ^  ^119021
                BC & DC    ^119025
                  [^] 119023
                    ^119024       ^119032               ^119022     ALCES
                                                                     []
                                                []              119013^  ^119011
                                          Fort St. John         119008^  ^119007
                                                                         ^119033

                                                        Peace River
                                                                        119012^

      DIAMANT RESOURCES LIMITED
      ==========================


Date:  13/9/2002
Author:
Derrick Strickland    REGIONAL SAMPLE
Office:                  LOCATIONS
Drawing:
Scale: as shown Projection:  UTM Zone 10 (NAD 83)

                                      [MAP]


                                              ^119025


                                                                N
                                                             W  +   E
                                                                S



                                ---------------------------
                                |           Claim Boundary|
                                |                         |
                                |                         |
                                |                         |
                                |^119023                  |
                                ---------------------------







                                ---------------------------
                                |                  ^119024|
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |                         |
                                |           Claim Boundary|
                                ---------------------------



                                0   1,000   2,000
                                =================

                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

                                         Date:  13/9/2002
                                         Author:
                                         Derrick Strickland   BC & DC PROPERTIES
                                         Office:             Sample Location Map
                                         Drawing:
                                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)

                                      [MAP]


                                                                N
                                                             W  +   E
                                                                S










       -------------------------------------------------
       | Claim Boundary             ^                   |
       |                      119014                    |
       |                                                |
       |                                        ^       |
       |                                    119015      |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |          ^119009                               |
       |                                   ^119016      |
       |                                                |
       |           119010^                              |
       |                                                |
       |                                                |
       |          119017^  ^119018                      |
       --------------------------------------------------









                                0   1,000   2,000
                                =================


                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

                                         Date:  13/9/2002
                                         Author:
                                         Derrick Strickland   BEATTON PROPERTY
                                         Office:             Sample Location Map
                                         Drawing:
                                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)
                                         contour interval = 50 feet

                                      [MAP]


                                63
                                                                N
                                                             W  +   E
                                                                S
                                62



                                61



                                60


  ---------------------------
  |                         |   59
  |                         |
  |                         |   G O V E R N M E N T
  |   ^119034               |
  |                         |   58
  |                         |
  |                         |
  |           Claim Boundary|
  ---------------------------   57

                                    R E S E R V E

                                56



                                55



                                54





                                0   1,000   2,000
                                =================


                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

                                         Date:  13/9/2002
                                         Author:
                                         Derrick Strickland    STACK  PROPERTY
                                         Office:             Sample Location Map
                                         Drawing:
                                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)
                                         contour interval = 50 feet

                                      [MAP]


                                                                N
                                                             W  +   E
                                                                S



       -------------------------------------------------
       | Claim Boundary                          ^      |
       |                                   119011       |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |  ^119013                                       |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                            119008              |
       |                           ^                    |
       |                                                |
       |                                                |
       |                               ^119007          |
       |                                                |
       |                                                |
       |                                     ^119033    |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       --------------------------------------------------









                                0   1,000   2,000
                                =================


                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

                                         Date:  13/9/2002
                                         Author:
                                         Derrick Strickland    ALCES PROPERTY
                                         Office:             Sample Location Map
                                         Drawing:
                                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)
                                         contour interval = 50 feet

                                   APPENDIX B



                            SAMPLE DESCRIPTION TABLE

                            Sample Description Table
                            ------------------------



Sample No.     Type        Weight   NTS Map   Easting   Northing   Topography
-------------------------------------------------------------------------------------------------------


119007       Stream Sed    25 kg      94A      673491    6232599   Zhoda Creek gully 75m upstream
                                                                   from Alces River junction.


119008       Stream Sed    25 kg      94A      673559    6232843   Sample taken west side of Alces
                                                                   River, 50 m wide. Slope on E
                                                                   sliding into river (Lg. Ang blks of
                                                                   SST).


119009       Stream Sed    25 kg      94A      642997    6253891   Sample taken on lower part of
                                                                   valley.


119010       Stream Sed    25 kg      94A      643388    6253403   Sample taken 200M upstream
                                                                   from junction of Beaton River.


119011       Gravel Pit    25 kg      94A      675920    6236748   Sample taken in Imperial gravel pit.
               sample


119012       Stream Sed     25kg      94A      682592    6224461   Alces Creek, 550m upstream from
                                                                   junction with Peace River.


119013       Stream Sed     25kg      94A      671234    6235593   Flat Rock Creek. Sample below
                                                                   junction with small creek draining
                                                                   from NE, 3km upstream from
                                                                   Alces River junction.






                            Sample Description Table
                            ------------------------



Sample No.     Type        Weight   NTS Map   Easting   Northing   Topography
-------------------------------------------------------------------------------------------------------


119014       Stream Sed     25kg      94A      643844    6256033   Westside of Beaton River,
                                                                   upstream of Doig River.


119015       Stream Sed   >25 kg      94A      644782    6255559   Taken in river valley, approx 800m
                                                                   deep.


119016       Stream Sed     25kg      94A      644241    6253439   Creek  draining from SE into
                                                                   Beaton  River, upstream from
                                                                   junction with Indian Creek. 150m
                                                                   upstream from junction with
                                                                   Beaton River.


119017       Stream Sed    >25kg      94A      642800    6252163   Taken in river valley on Beaton
                                                                   River.


119018       Stream Sed     25kg      94A      642898    6252300   Eastside of Beaton River,
                                                                   downstream from junction with
                                                                   Indian Creek.


119019       Stream Sed   >25 kg      94A      642120    6299212   Stream Trib. to Beaton River,
                                                                   20 m upstream from Beaton River.


119020       Stream Sed     20KG      94A      642283    6247357   Small Creek draining from NE into
                                                                   Beaton River.






                            Sample Description Table
                            ------------------------



Sample No.     Type        Weight   NTS Map   Easting   Northing   Topography
-------------------------------------------------------------------------------------------------------


119021       Stream Sed     25kg      94A      642391    6246254   Westside of Beatton River, at sand
                                                                   bar on bend of river.


119022       Stream Sed    25 kg      94A      649619    6237650   Taken in a river valley.


119023       Stream Sed     25kg      94A      598110    6238549   Cache Creek at SW corner of BC
                                                                   corner post. Downstream from
                                                                   Small Creek junction.


119024       Till (Lake    35 kg      94A      599723    6236903   Taken on top of river valley, on
               sed?)                                               ground slumpage.


119025       Till (Lake    >35kg      94A      600630    6242445   Taken at top of hill at road cut.
              sed?)                                                (new).


119027       Gravel Pit    25 kg      94A      654265    6292367   Doig River gravel pit.
               sample


119028         Till        25 kg      94A      653521    6292067   Taken in new road cut. Doig river
                                                                   pit road, on northside of road.






                            Sample Description Table
                            ------------------------



Sample No.     Type        Weight   NTS Map   Easting   Northing   Topography
-------------------------------------------------------------------------------------------------------


119029       Gravel Pit    25 kg      94A      656940    6300705   SE corner of gravel pit. Near Fox
               sample                                              compressor PJ2 north of claim
                                                                   line.


119030        Glacial      25 kg      94A      656505    6301794   Taken on road cut. S side of road
              Fluvial                                              NW corner of PJ claims. Westside
                                                                   of Doig River.

119031       Stream Sed     25kg      94A      640992    6271222   Northside of Beatton River,
                                                                   upstream from Highway.


119032       Stream Sed    25 kg      94A      609126    6237670   Taken in Peace River Valley.
                                                                   Possible influence from Peace
                                                                   River.


119033       Gravel Pit    25 kg      94A      675006    6231925   Grassland.
               sample


119034          Till       25 kg      94A      662053    6258196   SW corner of stack claims. SW of
                                                                   mag. anomaly.


119037       Stream Sed    25 kg      94A      578893    6220470   Taken in river valley of Farrell
                                                                   Creek, possible influence from
                                                                   Peace River


119026       Stream Sed    25 kg      94A      607150    6256878   Taken from Red Creek, above the
                                                                   road.

                            Sample Description Table
                            ------------------------



Sample No.                  Remarks                                 Remarks                  Crew
--------------------------------------------------------------------------------------------------


119007       Pebbles to cobbles, subrounded to       No reaction to HCI, 35 cm to till       R.R.,
             rounded, 75% Qtzite, 5-10% Volcanics,   base.                                   A.M.,
             10% Sandstone, minor shale and                                                  O.P.,
             conglomerate.                                                                   D.S.


119008       70% qtzite, 20% sst. 5% Volcanics,      No reaction to HCI. Sample depth 35-40  R.R.,
             5% granitoid, subrounded to rounded     cm.                                     A.M.,
             boulder to cobbles.                                                             O.P.,
                                                                                             D.S.


119009       Taken at Indian Creek Sub-ang to        Sample south end of magnetic anomaly.   R.R.,
             rounded pebbles and cobbles, minor      Definite clay rich till on slope above  A.M.,
             boulders. 50% sst, 20% shale, 20%       creek 10m wide at high water.           O.P.,
             qtzit, 5% granitoid.                                                            D.S.


119010       10-12m high water width. 35-40 cm       No response to HCI. Creek is at low     R.R.,
             sample depth. 60% sst, 20% qtzite, 25%  water level.                            A.M.,
             shale, sub-ang to subrounded cobbles-                                           O.P.,
             pebbles.                                                                        D.S.


119011       Imperial gravel pit. Subrounded to      Vegetation surrounding pit is poplar,   R.R.,
             rounded pebbles and cobbles. 60%        willow and pine. Sample from side of    O.P.,
             qtzite, 20% sst, and 20% granitoid      slope @ SW corner of pit.               D.S.
             material.


119012       Sample hole 40cm in depth. Subangular   The till on the west slope of creek is  R.R.,
             to rounded (pebbles cobbles and         sliding into creek (part of sample).    A.M.,
             boulders 30% sandstone, 30% shale, 30%  Creek is 30m wide @ high water. Low     O.P.,
             quartizite, 10% granitoid material.     water @ time of sampling. Till has a    D.S.
                                                     minor reaction to HCI. Vegetation -
                                                     cottonwood, poplar, willow. (photo
                                                     taken of till).


119013       Subangular to rounded clasts. 30%       Vegetation surrounding the creek is     R.R.,
             shale,30% sandstone, 30% quartzite and  poplar, cottonwood, alder, willow,      A.M.,
             10% granitoid. Clay rich till - no      spruce.                                 O.P.,
             reaction to HCI.                                                                D.S.





                            Sample Description Table
                            ------------------------



Sample No.                  Remarks                                 Remarks                  Crew
--------------------------------------------------------------------------------------------------


119014       Sample hole 45cm in depth. Sandstone    Clay rich till above shale, no          R.R.,
             and shale o/c in river banks. 75m @     reaction to HCI. Vegetation at sample   A.M.,
             high water. 40% shale, 30% sandstone,   location is pine,alder, birch, willow.  O.P.,
             20%quartzite 10% granitoid clasts -                                             D.S.
             subrounded to rounded.


119015       Subrounded to subangular cobbles to     Spruce and poplar trees. Hole depth 35  R.R.,
             pebbles, minor boulders. SST 50%,       cm valley walls are SST and shale.      A.M.,
             shale 20%, metamorphic 15%, granitoid,  200m cliff of shale across from sample  O.P.,
             minor conglomerates.                    site.                                   D.S.


119016       Sample hole 30cm in depth. Creek 20-    Sandy till above shale o/c, no          R.R.,
             30m wide at high water. 60% shale, 20%  reaction to HCI. Vegetation at creek    A.M.,
             sandstone, 15% quartzite,5% granitoid,  is pine, alder, poplar.                 O.P.,
             sub-angular to sub-rounded clasts.                                              D.S.
             Some iron stained shale.


119017       Sub-rounded to sub-angular cobbles to   Spruce and grassland. No reaction to    R.R.,
             pebbles. SST 50%, shale 30%, granitoid  HCI. Sample taken opposite of SST       A.M.,
             15%, meta 15%. Sample depth 40 cm.      cliff.                                  O.P.,
                                                                                             D.S.


119018       Sample hole 30cm in depth. Creek 75m    Sandy till, no reaction to HCI.         R.R.,
             wide at high water. 40% shale, 40%      Vegetation at creek is cottonwood,      A.M.,
             sandstone, l5% quartzite,5% granitoid,  poplar, alder and pine.                 O.P.,
             sub-angular to sub-rounded clasts.                                              D.S.
             Some red brick sandstone.


119019       Pebbles to cobbles, sub-rounded to0     Sample taken in gully, no reaction to   D.S.
             sub-angular, 50% SST, 30% shale, 10%    HCI. Stream was dry. Sample was sieved  R.P.
             meta 10% granitoid. o/c on the Beatton  at the Beatton River. Incised stream
             SST and shale.                          1.75 cm deep. Good site. Hole depth
                                                     40 cm.


119020       Sample hole 25cm in depth. Creek 10m    Vegetation at creek is willow, alder,   R.R.,
             wide at high water. 60% shale, 30%      birch, cottonwood, spruce.              A.M.,
             sandstone, l0% quartzite, sub-angular                                           O.P.,
             to sub-rounded clasts. Large shale o/c                                          D.S.
             on north slope, greyish-black.
             Eroding into creek. No reaction to HCI.






                            Sample Description Table
                            ------------------------



Sample No.                  Remarks                                 Remarks                  Crew
--------------------------------------------------------------------------------------------------


119021       Sample hole 40cm in depth. River 100m   Vegetation on west side of river at     R.R.,
             wide at high water. 40.0% shale, 40%    sample location is cottonwood, willow,  A.M.,
             sandstone 15% quartzite 5% granitoid    pine.                                   O.P.,
             sub-angular to sub-rounded clasts.                                              D.S.


119022       Taken in semi-dry river bed. Sub-ang.                                           D.S.,
             to sub-rounded pebbles to cobbles. SST                                          R.P.
             45%, shale 30%, granite 15%, meta 5%.


119023       Sample hole 40cm in depth. Creek 35m    Vegetation at creek is alder, willow,   R.R.,
             wide at high water. 40% shale 40%       pine, spruce.                           A.M.,
             sandstone, 10% quartzite,10% granitoid                                          O.P.,
             sub-rounded to rounded clasts. Pebbles                                          D.S.
             and cobbles. Sandy clay rich till,
             (sediment rich). Very good reaction to
             HCI. Taken at top of bluff.


119024       Silty clay rich till. strong reaction   Banding seen in exposure. Taken 1.8m    D.A.,
             to HCI. Minor pebbles -qtz, 1 granite,  from surface. Spruce trees. Will        A.M.
             rounded. Very poor sample (Alberta      produce small cons. Gray black in
             like).                                   colour.


119025       Taken 1.5m from surface, angular to     No reaction  to HCI.                    D.S.,
             sub-angular pebbles and minor cobbles.                                          R.P.,
             Clay rich till. SST 50%, shale 50%.                                             A.M.,
             Grey black in colour, mottled brown
             spots.


119027       Sample 2m below surface in gravel pit,  10 cm iron rich zone @ 1 m below        R.R.,
             banded, north end of pit. 50 % SST,     surface. Colour of sample is rusty      A.M.,
             30% qtzite, 15% shale, 5% granitoid,    brown. Poplar and pine trees.           O.P.,
             sub-angular to rounded clasts. Pebbles                                          D.S.
             and cobbles mixed in sand. Good
             reaction to HCI.


119028       Sandy clay loam till. 50% SST, 30%      Poplar and pine trees.                  R.R.,
             quartzite 15% shale, 5% granitoid.d                                             A.M.,
             Sub-rounded to rounded pebbles to                                               O.P.,
             cobbles. No reaction to HCI, iron                                               D.S.
             concretions. Till appears to be
             greenish in colour.







                            Sample Description Table
                            ------------------------



Sample No.                  Remarks                                 Remarks                  Crew
--------------------------------------------------------------------------------------------------


119029       Taken south of road. North above creek  Rusty-brown colour. Good reaction to    R.R,
             @ top of  gully. 1 m below surface      HCI. Cottonwood, poplar, pine.          A.M.,
             50% qtzite, 20% sst, 20% shale, 10%                                             O.P.,
             granitoid, sub-rounded to rounded in                                            D.S.
             clasts. Pebbles and cobbles.


119030       Sample 0.5m below surface. Sandy        No reaction to HCI. Poplar, willow,     R.R,
             gravely till, rusty brown in colour     pine.                                   A.M.,
             50% qtzite, 20% shale, 20% SST,                                                 O.P.,
             10% granitoid. Sub-angular to sub-                                              D.S.
             rounded clasts, pebbles and cobbles.


119031       At junction with creek draining from    Silty sandy till no reaction to HCI.    R.R,
             north. Hole 30 cm deep. River 100 m     Cottonwood, willow, poplar.             A.M.,
             wide @ high water. 50% qtzite, 25%                                              O.P.,
             SST, 20% shale, 5% granitoid, sub-                                              D.S.
             angular to sub-rounded, pebbles to
             cobbles, minor boulders.


119032       Almost looks like outwash??? Cobbles    Taken 150 m from mouth of Peace River.  D.S.,
             to pebbles, minor boulders. Rounded     Shale o/c across from sample approx.    A.M.
             to sub-angular. SST 40%, shale 35%,     100m high. Very sandy area.
             mafic 10%, granite 5%. Hole depth 45
             cm. Spruce trees.


119033       Taken 15m from surface. Boulders to     This sample is a retest of Lucky Jim    R.R,
             cobbles rounded-subangular. Qtzite      report. Gravel banding throughout pit.  A.M.,
             25%, SST 25%, mafics 20%, shale 5%,     Looks like shale on top of gravel.      O.P.,
             granite 20%, meta 5%. Dry sieved                                                D.S.
             sample.


119034       Sample hole 1.3 m deep. Sample from     Drk. brown in colour, size fraction of  R.R,
             1-1.3m mark. Clay rich till, no         interest is present. Pine, spruce,      A.M.,
             reaction to HCI, clay on clasts. Qtz,    willow.                                O.P.,
             SST, granite, Fe shale, all in minor                                            D.S.
             amounts.


119037       Shale o/c across from sample site       SST40%, mafics 10-15%, shale 45%,       D.S.
             approx 75 m high. Taken in a sandy      minor, granitoid and conglomerates <
             gravely cobbles. Boulders to pebbles    5%. No reaction to HCI.
             rounded to sub-angular(shale).

119026       Sample depth 25 cm. Creek is 15m wide   Spruce, willows, and grass.             R.R,
             @ high water mark. 50% SST, 40% shale,                                          A.M.,
             5% qtzite, 5% granitoid, sub-angular                                            O.P.,
             to sub-rounded pebbles to cobbles.                                              D.S.
             Black clay rich till.  No reaction to
             HCI.  Silty.

                                   APPENDIX C




                               SAMPLE RESULTS MAP

                                      [MAP]

                                                    PJ 1&2   [ ^]
                                                               ^



                                                        ^^
                                                                       N
                                                                    W  +   E
                                                                       S





                                                ^



                                                                STACK
                                                                 [^]



                                      BEATTON
                               110990   [^^]
                                          ^^
                                        ^^^^    119016
                                119018  ^
                                        ^
                                        ^


        BC & DC  ^
                [^]      Highway 29
                [^]        119032
                                                            ^
                                                 [ ]
                                           Fort St. John


                                                                    ALCES
                                                           119008   [ ^^]
                                                                      ^^^
                                                           119007
                                        Peace River
                                                                119003       ^


--------------------------
[ ] P_pyrope
[ ] E_pyrope
[ ] Chromite
[ ] Picro ilmenite
[ ] Olivine
[ ] Cr. Diopside
--------------------------

DIAMANT RESOURCES LIMITED
==========================

Date:  13/9/2002
Author:
Derrick Strickland      REGIONAL SAMPLE
Office:                     RESULTS
Drawing:
Scale: as shown Projection:  UTM Zone 10 (NAD 83)

                                      [MAP]


                                                                N
                                                             W  +   E
                                                                S










       -------------------------------------------------
       |                            ^                   |
       |                      119014                    |
       |                                                |
       |                                        ^       |
       |                                    119015      |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |          ^119009                               |
       |                                   ^119016      |
       |                                                |
       |           119010^                              |
       |                                                |
       |                                                |
       |          119017^  ^119018                      |
       --------------------------------------------------



                Beatton River





                                0   1,000   2,000
                                =================


                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

[ ] P_pyrope                             Date:  13/9/2002
[ ] E_pyrope                             Author:
[ ] Chromite                             Derrick Strickland   BEATTON PROPERTY
[ ] Picro ilmenite                       Office:               Sample Results
[ ] Olivine                              Drawing:
[ ] Cr. Diopside                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)
                                         contour interval = 50 feet

                                      [MAP]


                                                                N
                                                             W  +   E
                                                                S



       -------------------------------------------------
       |                                         ^      |
       |                                   119011       |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |  ^119013                                       |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       |                            119008              |
       |                           ^                    |
       |                                                |
       |                                                |
       |                               ^119007          |
       |                                                |
       |                                                |
       |                                     ^119033    |
       |                                                |
       |                                                |
       |                                                |
       |                                                |
       --------------------------------------------------









                                0   1,000   2,000
                                =================


                                                    DIAMANT RESOURCES LIMITED
                                                   ==========================

[ ] P_pyrope                             Date:  13/9/2002
[ ] E_pyrope                             Author:
[ ] Chromite                             Derrick Strickland     ALCES PROPERTY
[ ] Picro ilmenite                       Office:                Sample Results
[ ] Olivine                              Drawing:
[ ] Cr. Diopside                         Scale: as shown
                                         Projection:  UTM Zone 10 (NAD 83)
                                         contour interval = 50 feet

                                   APPENDIX D




                              SAMPLE RESULTS TABLE

Sample Results Table
--------------------


SAMPLE  Diamond  P Pyrope  E Pyrope  Chromite   Picro-   Olivine  CrDiop  Gold
  NO                                           ilmenite
------  -------  --------  --------  --------  --------  -------  ------  ----
119007                                   1         2                 13
119008                                   6                            3     2
119009              3                              1                  3
119010
119014                                   1
119016                                   3                            1
119018                                   1         2        1         2
119032                                   3                            3
119033                                   1         1                 23
119034






Processing Weights
------------------


Sample     Sample   LW1 WT   LW2 WT
Number     Weight
------     ------   ------   ------
119007      19.00    55.22    73.86
119008      22.25    78.11    63.99
119009      19.60   107.87   133.24
119010      17.15    53.78    58.90
119014      21.10   229.33   134.76
119016      23.00    95.14   114.08
118018      20.65    85.80   177.68
119032      19.30   123.90    50.56
119033      19.70   138.98    61.64
119034      23.25     9.78     4.33


               *   Sample weights in Kilograms
               **  LW1 & LW2 weights in Grams